SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 7, 1999



                               SHOP AT HOME, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)




Tennessee                 0-25596                62-1282758
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(State or other         (Commission             (IRS Employer
jurisdiction of         File Number)            Identification No.)
incorporation)



              5388 Hickory Hollow Parkway, Antioch, Tennessee 37013
           ----------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (615) 263-8000
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              (Registrant's telephone number, including area code)



Item 6. Other Events

On January 7, 1999, the Registrant announced, by the issuance of a press release, that James Bauchiero, Executive Vice President and Chief Financial Officer of the Registrant, was leaving his position with the Registrant. The text of the press release read as follows:

NASHVILLE, Tenn.--Jan. 7, 1999--Shop At Home, Inc.(NASDAQ:SATH), an electronic specialty retailer providing television and Internet shopping, today announced that its Chief Financial Officer and Executive Vice President, Jim Bauchiero, is leaving the Company to pursue several other opportunities.


                                                                               3

 Shop At Home President and CEO Kent E. Lillie, said, "Mr. Bauchiero was hired to help the Company complete the financing and transition to its new facilities in Nashville in addition to a public debt and equity offering to finance the acquisition of three major market television stations. Having successfully completed these projects, Mr. Bauchiero says he is ready for new challenges in a different arena. Everyone at Shop At Home wishes him the best and is very appreciative of his significant and meaningful contributions."

 Mr. Bauchiero will stay with Shop At Home through a transition period. The Company has begun the search for a new CFO.

 Mr. Bauchiero said, "I am very proud of the successes that Shop At Home has achieved in the last year and am pleased to have contributed to this dynamic and growing company."

 The Company announced record shipping revenues for its core business and for its emerging Internet site earlier this week. Shop At Home is the country's second oldest and fastest growing home shopping network and 19th largest broadcaster. The Company reaches over 60 million full and part-time cable households for a portion of each day through its network of over 200 affiliated television and cable systems and its owned and operated stations. The Company provides online shopping at www.shopathomeonline.com.

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"Safe Harbor"  Statement Under the Private  Securities  Litigation Reform Act of
1995 - This release contains  forward-looking  statements  within the meaning of
Section 27A of Securities act of 1933 and Section 21E of the Securities Exchange Act of 1934, including the statement regarding the expectation of continued revenue and earnings growth. Actual results may differ materially from those identified for a number of reasons as are discussed from time to time in Shop At Home's SEC reports, including but not limited to the report on Form 10-K for the year ended June 30, 1998 (Business and Management's Discussion and Analysis of Financial Condition and Results of Operations).
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                                    SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SHOP AT HOME, INC.
                                  (Registrant)



                           By: /s/ George J. Phillips

                           By: /s/ George J. Phillips
                         -------------------------------
                               George J. Phillips
                       Vice President and General Counsel

                             Date: February 2, 1999